EXHIBIT 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350,CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of China VoIP & Digital Telecom Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarter Report of the Company on Form 10-QSB for the period ended March 31, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            MKA Capital, Inc

Date:  May 17, 2007

                                 By: /s/ Li Kunwu

                                                --------------------------------

                                                                      Li Kunwu

                                                         Chief Executive Officer and
Chief Financial Officer